Filed Pursuant to Rule 497(e) Registration No. 033-01719

THE GABELLI ASSET FUND (the “Fund”)

Supplement dated September 25, 2012, to the Fund’s Prospectuses,

dated April 30, 2012.

Effective October 1, 2012, Jeffrey J. Jonas will be added as an Associate Portfolio Manager of the Fund. To reflect this change, please note the following:

The following is added at the end of the section “Management—The Portfolio Managers”:

Mr. Jeffrey J. Jonas has served as an Associate Portfolio Manager of the Fund since October 1, 2012.

The following is added after the third paragraph of the section “Management of the Funds—The Portfolio Managers”:

Mr. Jeffrey J. Jonas is an Associate Portfolio Manager, managing a portion of the Fund’s assets. Mr. Jonas has been a co-portfolio manager of the Gabelli Healthcare and WellnessRX Trust since August 2007 and a co-portfolio manager of the Gabelli Dividend & Income Trust since April 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE